Exhibit 99.1

                             SUMMARY BALANCE REPORT

                                                              ==================
Settlement Date / Payment Date                                      8-APR-02
Determination Date                                                  4-APR-02
                                                              ==================

                                                                       POOL BALANCE        SERIES 1999-2       SERIES 1999-3
                                                                       ------------        -------------       -------------
Aggregate Unit Balance prior Monthly Period                         $ 3,300,295,222.02
Adjusted Aggregate Unit Balance                                     $ 3,192,191,549.10

             GREYHOUND FUNDING LLC
Series Invested Percentage                                                                          30.72%               45.14%
Average Series Invested Percentage                                                                  32.54%               43.06%
Series Invested Amount                                                                   $ 461,975,718.62   $ 1,399,966,564.19
   Less: Series Principal Collection Subaccount cash                                     $             --   $               --
Preferred Membership Interest                                                            $  93,080,911.00   $   135,495,997.00
Common Membership Interest                                          $   140,083,374.21

           HUNT VALLEY LLC / SHAWAN LLC                                                                        SERIES 1999-A
                                                                                                               -------------
Series Invested Percentage                                                                                               100.0%
Series Invested Amount                                                                                      $   125,333,797.00
Preferred Membership Interest                                                                               $     4,979,478.00
Common Membership Interest                                                                                  $     5,182,722.00
                                                                                                            ------------------
                                                                                                            $   135,495,997.00
           GREYHOUND ACCOUNT BALANCES
Collection Account Ending Balance                                   $               --
Gain on Sale Account Ending Balance                                 $       591,003.00
Issuer General Account Ending Balance                               $               --
                                                                                           SERIES 1999-2       SERIES 1999-3
                                                                                           -------------       -------------
Series General Collection Subaccount Ending Balance                                      $             --   $               --
Series Principal Collection Subaccount Ending Balance                                    $             --   $               --
Series Settlement Collection Subaccount Ending Balance                                   $             --   $               --
Series Reserve Account Ending Balance                                                    $  22,538,000.00   $    31,553,200.00
Series Yield Supplement Account Ending Balance                                           $             --   $               --
Series Distribution Account Ending Balance                                               $             --   $               --
Series Preferred Member Distribution Account Ending Balance                              $             --   $               --

HUNT VALLEY LLC AND SHAWAN LLC ACCOUNT BALANCES
Collection Account Ending Balance                                   $               --
Issuer General Account Ending Balance                               $               --
                                                                                                               SERIES 1999-A
                                                                                                               -------------
Series Principal Collection Subaccount Ending Balance                                                       $               --
Series Interest Collection Subaccount Ending Balance                                                        $               --
Series Distribution Account Ending Balance                                                                  $               --
Series Preferred Member Distribution Account Ending Balance                                                 $               --

                                                                                                  AGGREGATE
                                                                           SERIES 2001-1       INVESTED AMOUNT
                                                                           -------------       ---------------
Aggregate Unit Balance prior Monthly Period
Adjusted Aggregate Unit Balance

             GREYHOUND FUNDING LLC
Series Invested Percentage                                                          24.15%               100.00%
Average Series Invested Percentage                                                  24.40%               100.00%
Series Invested Amount                                                   $ 750,000,000.00      2,611,942,282.81
   Less: Series Principal Collection Subaccount cash                     $             --                    --
Preferred Membership Interest                                            $  72,587,142.00        301,164,050.00
Common Membership Interest

           HUNT VALLEY LLC / SHAWAN LLC                                    SERIES 2001-A
                                                                           -------------
Series Invested Percentage                                                          100.0%
Series Invested Amount                                                   $  67,143,107.00
Preferred Membership Interest                                            $   2,667,577.00
Common Membership Interest                                               $   2,776,458.00
                                                                         ----------------
                                                                         $  72,587,142.00
           GREYHOUND ACCOUNT BALANCES
Collection Account Ending Balance
Gain on Sale Account Ending Balance
Issuer General Account Ending Balance
                                                                           SERIES 2001-1
                                                                           -------------
Series General Collection Subaccount Ending Balance                      $             --
Series Principal Collection Subaccount Ending Balance                    $             --
Series Settlement Collection Subaccount Ending Balance                   $             --
Series Reserve Account Ending Balance                                    $  16,903,500.00
Series Yield Supplement Account Ending Balance                           $             --
Series Distribution Account Ending Balance                               $             --
Series Preferred Member Distribution Account Ending Balance              $             --

HUNT VALLEY LLC AND SHAWAN LLC ACCOUNT BALANCES
Collection Account Ending Balance
Issuer General Account Ending Balance
                                                                            SERIES 2001-A
                                                                            -------------
Series Principal Collection Subaccount Ending Balance                    $             --
Series Interest Collection Subaccount Ending Balance                     $             --
Series Distribution Account Ending Balance                               $             --
Series Preferred Member Distribution Account Ending Balance              $             --

                             SUMMARY BALANCE REPORT

                                                              ==================
Settlement Date / Payment Date                                      8-APR-02
Determination Date                                                  4-APR-02
                                                              ==================

          AMORTIZATION EVENTS                              SERIES 1999-2   SERIES 1999-3   SERIES 2001-1     PORTFOLIO COMPOSITION
                                                           -------------   -------------   -------------
Liquid Credit Enhancement Deficiency?                           No               No              No       Cars                30.75%
Allocated Asset Amount Deficiency               ----------      No               No              No       Equipment            2.55%
Three Month Average Charge Off Ratio              0.01%         No               No              No       Forklifts            1.04%
Three Month Average Residual Value Loss Ratio     0.00%         No                                        Light Duty Trucks   46.98%
Three Month Average Paid-In Advance Ratio         0.00%         No               No              No       Medium Duty Trucks  11.23%
Three Month Average Delinquency Ratio             1.41%         No               No              No       Heavy Duty Trucks    5.44%
                                                ----------                                                Trailers             1.98%
                                                                                                          Recreational         0.00%
        DYNAMIC ENHANCEMENT TESTS                                                                         Other                0.03%
                                                ----------
Three Month Average Charge Off Ratio              0.01%         No               No              No                          100.00%
Twelve Month Average Charge Off Ratio             0.04%         No               No              No
Three Month Average Residual Value Loss Ratio     0.00%         No               No              No
Twelve Month Average Residual Value Loss Ratio    5.45%        Yes              Yes             Yes
Three Month Average Paid-In Advance Ratio         0.00%         No               No              No
Twelve Month Average Paid-In Advance Ratio        0.00%         No               No              No
Three Month Average Delinquency Ratio             1.41%         No               No              No
                                                ----------

Lease Conversions to Fixed Rate                  3,115,696
Caps Purchased for Converted Leases              3,115,696

                                  Definitions

                              GREYHOUND FUNDING LLC

                                                                     ===========
UPDATED                                                Payment Date : 8-APR-02
                                                 Determination Date : 4-APR-02
                                                                     ===========

                                                                                  AGGREGATE     SERIES   SERIES   SERIES   AGGREGATE
                                                                                 POOL BALANCE   1999-2   1999-3   2001-1    AMOUNTS
------------------------------------------------------------------------------------------------------------------------------------
Aggregate Lease Balance (second preceding Period End Date)                    3,085,589,410
Lease Balance (last Period End Date)
   Open-End Lease Balance                                                     2,995,091,412
   Closed-End Lease Balance                                                      35,888,322
Consumer Lease Balance
   Open-End Lease Balance                                                         4,138,044
   Closed-End Lease Balance                                                         867,245
Financial Service Equipment Lease Balance
   Open-End Lease Balance                                                        94,596,136
   Closed-End Lease Balance                                                       5,525,240
Aggregate Residual Value Amount
   Closed-End Leases                                                             66,621,579
   Consumer Leases                                                                4,972,160
   Financial Service Equipment Leases                                             2,732,213
Ineligible Leases
   Lease Balance of Federal Government Obligors
   Ineligible Delinquent Leases                                                  14,501,276
   Chapter 11 Obligors not affirmed by bankruptcy court                          12,937,687
   Non-U.S. (Caribbean)                                                           5,175,715
   Cendant Affiliates                                                               896,443
   Lease Balance of Init Term >144 mnths, Remain Term > 120 mnths                 5,534,545
   Other Ineligibles                                                              3,530,257
   Stated Residual Value exceeds ALG                                                     --
Eligible Leases > 5 years                                                       513,440,622
Eligible Leases > 7 years                                                       217,841,631
Has the Amendment Effective Date passed?                                                 No
Lease Balance of State Obligors                                                     139,319
High Lease Balance Amount (> $1.0 million)                                               --
Lease Balance of largest Obligor                                                 96,844,789
   Is the largest Obligor rated at least Baa3? (Y or N)                                   y
Lease Balance of 5 largest Obligors                                             426,493,954
Lease Balance of 10 largest Obligors                                            715,071,555
Aggregate Paid-In Advance Balance                                               132,438,794
Cost of Paid-In Advance Vehicles > 60 days                                       10,397,849
Cost of Paid-In Advance Vehicles > 120 days                                      26,957,880
Reduction in Lease Balance for Monthly Period for all Leases                    134,590,484
Net Book Value of Closed-End Leases if vehicle is a Residual Value Vehicle        3,307,338

Unit Repurchase Payments                                                                 --
Monthly Servicer Advance (1-29 days past due from aging report)                  10,454,285
Monthly Servicer Advance Reimbursement Amount                                    16,724,878
CP Rate - H.15 Index                                                                   0.00%
Lease Balance of all Floating Rate Leases                                     2,410,860,984
Aggregate Receivables Amount                                                    114,159,445
Class X 1999-1B Invested Amount                                                  80,000,000

Cost of Rejected Paid-In Advance Vehicles for Monthly Period                        332,815
Sum of Paid-In Advance Proceeds from all Units which became Rejected PIA            332,815
   Vehicles during such Monthly Period and prior Monthly Periods

Aggregate Net Lease Losses                                                           95,108
Recoveries                                                                               --

Termination Proceeds received during preceding Monthly Period for all Unit
  Vehicles that became Residual Value Vehicles during prior Monthly Periods       3,412,874
Stated Book Values for Vehicles that became Residual Value Vehicles
   during the previous Monthly Period                                             3,307,338
Termination Proceeds received during preceding Monthly Period for all Unit
      Vehicles that became RVV in prior Monthly Periods                                  --

60+ days past due receivables                                                     2,550,437
Ending receivable balance from preceding Monthly Period                         119,460,372
Aggregate billings for preceding Monthly Period                                 186,792,766
Termination Proceeds received from Used Car Sales                                51,925,988
Aggregate Collections for preceding Monthly Period (net of Used Car Sales)      173,374,021
(1) Aggregate Collections of Fleet Receivables for preceding Monthly Period              --
Lease Rate Cap payments (see also Series Lease Cap payments line 126)                    --

Conversions of Fixed Rate Leases                                                  3,115,696
Caps Purchased for Conversions of Fixed Rate Leases                               3,115,696

Termination Proceeds received for all Unit Vehicles that became Residual Value
   Vehicles during preceding Monthly Period and all prior Monthly Periods         3,412,874
Aggregate Net Book Value of all Unit Vehicles that became Residual
   Value Vehicles during prior Monthly Period                                     3,050,272
------------------------------------------------------------------------------------------------------------------------------------

                                  Definitions

                              GREYHOUND FUNDING LLC


SERIES SPECIFIC INPUTS - GREYHOUND FUNDING LLC                                                  SERIES 1999-1      SERIES 1999-2
-----------------------------------------------------------------------------------------------------------------------------------
Commitment Amount                                                                                                            N.A.
Series Initial / Maximum Invested Amount                                                                            1,000,000,000
Net Proceeds from Initial Invested Amount ($0 after first Monthly Period)                                                      --
Invested Amount beginning of Monthly Period / on Closing Date                                                         647,717,422
Initial Preferred Membership Interest ($0 after first Monthly Period)                                                          --
Preferred Membership Interest                                                                                          93,080,911
Initial Reserve Account deposit ($0 after first Monthly Period)                                                                --
Inv % at last day of the Monthly Period just ended (if 3 Mo Rsd Val Loss > 12.5%)                                            N.A.

Collections allocated to each series                                                                                73,303,160.41
Increases
Increase occurring on a Settlement Date                                                                                      N.A.
   PRINCIPAL OVERPAYMENT AMOUNT (FOR INFORMATION PURPOSES ONLY)                                    15,349,119
Decreases                                                                                                                    N.A.
Amounts allocated to another Series of Investor Notes to be applied
   to reduce this Series Invested Amount                                                                           140,767,259.54
Reduce Invested Amount of other Series of Investor Notes                                                                       --
Is the Series Revolving or Amortizing? (R or A)                                                                                 A
If "A" above, Series Alloc. Adj. Agg. Unit Balance as of Commitment Term.
   Date/End of Revolving Period                                                                                     1,136,887,000
Has the Series Note Termination Date passed? (Y or N)                                                                           N
Has a Lockout Period commenced? (Y or N)                                                                                        N
Has APA Bank Purchase Date passed? (Y or N)                                                                                  N.A.
Has a Receivables Termination Event occurred?                                                                                   N
Is a Paydown Period in effect?                                                                                               N.A.
any amounts owed by the Issuer under the Purchase Agmt. (after Note Termination)                                               --

Transferred Asset Payments
Withdrawals from General Collection Sub Account deposited to the
   Principal Collection Subaccount during the preceding Monthly Period                                                       N.A.
Transfer Proceeds from 99-2 or 01-1 to 99-3 Settlement Collection Account
Transfer Proceeds to 99-2                                                                                            1,381,770.29
                                                                                                                     ------------
Series Available Excess Collections Amount                                                                                     --
                                                                                                                     ------------
Balance in Principal Collection Subaccount

   Series General Collection Subaccount                                                                                    83,360
   Series Principal Collection Subaccount                                                                                       2
   Series Reserve Account                                                                                                  24,252
   Series Yield Supplement Account                                                                                             --
   Gain on Sale Account                                                                                    --                 133

Series Weighted Average Yield Shortfall Lease Yield                                                                          0.00%
aggregate Lease Balance of all Yield Shortfall Leases for such Series                                                          --
Series Weighted Average Yield Shortfall Life                                                                                   --

Series Lease Rate Cap payments (see also Lease Rate Cap payments line 74)                                                      --
Series Lease Rate Cap Costs                                                                                                  N.A.
Actual days elapsed in Monthly Period                                                                      28
Actual days elapsed in Series Interest Period                                                              32
Series Monthly Interest (from conduits for 1999-3)                                                                      1,278,647
Interest Shortfall, if any                                                                                                     --
Additional Interest, if any                                                                                                    --
Commitment Fee Payment                                                                                                       N.A.
Dividend Amount for PMIs                                                                                                  217,593
Dividend Amount for PMIs (assuming highest applicable rate - for Wtd Avg CoF only)                                             --
accumulated and unpaid Dividends, if any                                                                                       --
Additional Dividends, if any                                                                                                   --
Article VI costs from Purchase Agreement, if any                                                                             N.A.

Servicing Fee                                                                                                               0.215%
   Is VMS the Servicer?                                                                                                         Y
Supplemental Servicing Fee allocated to each series (in $)
Administrator Fee                                                                                                            0.01%
Increased Costs                                                                                                              N.A.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        AGGREGATE
SERIES SPECIFIC INPUTS - GREYHOUND FUNDING LLC                                     SERIES 1999-3      SERIES 2001-1      AMOUNTS
------------------------------------------------------------------------------------------------------------------------------------
Commitment Amount                                                                   1,428,000,000              N.A.   1,428,000,000
Series Initial / Maximum Invested Amount                                            1,400,000,000       750,000,000   3,150,000,000
Net Proceeds from Initial Invested Amount ($0 after first Monthly Period)                      --                --
Invested Amount beginning of Monthly Period / on Closing Date                       1,312,216,564       750,000,000   2,709,933,986
Initial Preferred Membership Interest ($0 after first Monthly Period)                          --                --              --
Preferred Membership Interest                                                         135,495,997        72,587,142     301,164,050
Initial Reserve Account deposit ($0 after first Monthly Period)                                --                --
Inv % at last day of the Monthly Period just ended (if 3 Mo Rsd Val Loss > 12.5%)            0.00%             0.00%

Collections allocated to each series                                                97,015,761.09     54,981,087.76     225,300,009
Increases                                                                              87,750,000              N.A.      87,750,000
Increase occurring on a Settlement Date
   PRINCIPAL OVERPAYMENT AMOUNT (FOR INFORMATION PURPOSES ONLY)
Decreases                                                                                                      N.A.
Amounts allocated to another Series of Investor Notes to be applied
   to reduce this Series Invested Amount                                                       --
Reduce Invested Amount of other Series of Investor Notes                               87,750,000
Is the Series Revolving or Amortizing? (R or A)                                                 R                 R
If "A" above, Series Alloc. Adj. Agg. Unit Balance as of Commitment Term.
   Date/End of Revolving Period                                                                --                --
Has the Series Note Termination Date passed? (Y or N)                                           N                 N
Has a Lockout Period commenced? (Y or N)                                                        N                 N
Has APA Bank Purchase Date passed? (Y or N)                                                     N              N.A.
Has a Receivables Termination Event occurred?                                                   N                 N
Is a Paydown Period in effect?                                                                  N              N.A.
any amounts owed by the Issuer under the Purchase Agmt. (after Note Termination)               --                --

Transferred Asset Payments                                                             74,872,199
Withdrawals from General Collection Sub Account deposited to the
   Principal Collection Subaccount during the preceding Monthly Period                 74,872,199
Transfer Proceeds from 99-2 or 01-1 to 99-3 Settlement Collection Account                      --                --
Transfer Proceeds to 99-2                                                                             51,635,489.25
                                                                                                      -------------
Series Available Excess Collections Amount                                                   N.A.                --
                                                                                                      -------------
Balance in Principal Collection Subaccount                                                     --

   Series General Collection Subaccount                                                    72,582            50,706         206,648
   Series Principal Collection Subaccount                                                   1,058             1,715           2,775
   Series Reserve Account                                                                  42,467            23,540          90,259
   Series Yield Supplement Account                                                             --                --              --
   Gain on Sale Account                                                                                                          --

Series Weighted Average Yield Shortfall Lease Yield                                          0.00%             0.00%
aggregate Lease Balance of all Yield Shortfall Leases for such Series                          --                --
Series Weighted Average Yield Shortfall Life                                                   --                --        3,100.31
                                                                                                                          95,798.99
Series Lease Rate Cap payments (see also Lease Rate Cap payments line 74)                    N.A.                --            2.17
Series Lease Rate Cap Costs                                                                    --              N.A.       31,622.17
Actual days elapsed in Monthly Period                                                                                         5,459
Actual days elapsed in Series Interest Period
Series Monthly Interest (from conduits for 1999-3)                                      2,510,197         1,441,111
Interest Shortfall, if any                                                                     --                --
Additional Interest, if any                                                                    --                --
Commitment Fee Payment                                                                     20,584              N.A.
Dividend Amount for PMIs                                                                  299,820        162,223.14
Dividend Amount for PMIs (assuming highest applicable rate - for Wtd Avg CoF only)             --                --
accumulated and unpaid Dividends, if any                                                       --                --
Additional Dividends, if any                                                                   --                --
Article VI costs from Purchase Agreement, if any                                               --              N.A.

Servicing Fee                                                                               0.215%            0.215%
   Is VMS the Servicer?                                                                         Y                 Y
Supplemental Servicing Fee allocated to each series (in $)                                                       --
Administrator Fee                                                                            0.01%             0.01%
Increased Costs                                                                                --              N.A.
------------------------------------------------------------------------------------------------------------------------------------

                                  Definitions

                              GREYHOUND FUNDING LLC

SERIES SPECIFIC INPUTS - HUNT VALLEY LLC / [HUNT VALLEY II LLC]                                                       SERIES 1999-A
------------------------------------------------------------------------------------------------------------------------------------
Series Invested Amount                                                                                                 125,333,797
Preferred Membership Interest                                                                                            4,979,478

Interest Collections other than under (i)                                                                                     3.41
Series Monthly Interest                                                                                                 286,851.35
Interest Shortfall, if any                                                                                                      --
Additional Interest, if any                                                                                                     --
Dividend Amount                                                                                                          12,968.36
Increased Costs                                                                                                                 --
Article 4 Costs                                                                                                                 --
other unpaid Program Costs                                                                                                      --
Article VI costs from Purchase Agreement, if any                                                                                --
Has the Series Note Termination Date passed? (Y or N)                                                                            N
any amounts owed by the Issuer under the Purchase Agmt. (after Note Termination)                                                --

Series Invested Percentage                                                                                                  100.00%

------------------------------------------------------------------------------------------------------------------------------------

AGGREGATE UNIT BALANCE
------------------------------------------------------------------------------------------------------------------------------------
Sum of:
   Aggregate Lease Balance                                                            3,093,530,476
   Aggregate Paid-In Advance Amount                                                     132,438,794
   Aggregate Residual Value Amount                                                       74,325,952
                                                                                      -------------

AGGREGATE UNIT BALANCE                                                                3,300,295,222
------------------------------------------------------------------------------------------------------------------------------------

ADJUSTED AGGREGATE UNIT BALANCE
------------------------------------------------------------------------------------------------------------------------------------
Aggregate Lease Balance                                                               3,093,530,476
   less: Aggregate Lease Adjustment Amount                                               63,165,107
                                                                                      -------------
                                                                                      3,030,365,370
plus 90% of:
Aggregate Residual Value Amount                                                          74,325,952
less: Excess Residual Value Amount                                                               --
                                                                                      -------------
                                                                                         66,893,357
plus 90% of:
Aggregate Paid-In Advance Balance                                                       132,438,794
less: Excess Paid-In Advance Amount                                                      26,957,880
                                                                                      -------------
                                                                                         94,932,823

ADJUSTED AGGREGATE UNIT BALANCE                                                       3,192,191,549
------------------------------------------------------------------------------------------------------------------------------------

AGGREGATE LEASE BALANCE
------------------------------------------------------------------------------------------------------------------------------------
Open-End Lease Balance                                                                2,995,091,412
Closed-End Lease Balance                                                                 35,888,322
Consumer Open-End Lease Balance                                                           4,138,044
Consumer Closed-End Lease Balance                                                           867,245
Financial Service Open-End Lease Balance                                                 94,596,136
Financial Service Closed-End Lease Balance                                                5,525,240

   less: Ineligible Leases                                                               42,575,923
                                                                                      -------------

AGGREGATE LEASE BALANCE                                                               3,093,530,476
------------------------------------------------------------------------------------------------------------------------------------

SERIES INVESTED PERCENTAGE
------------------------------------------------------------------------------------------------------------------------------------
Series Allocated Adjusted Aggregate Unit Balance                                                     1,136,887,000   1,670,613,700
divided by: Sum of numerators used to determine invested
percentage for all Series allocations                                                                3,701,315,070   3,701,315,070

SERIES INVESTED PERCENTAGE                                                                                   30.72%          45.14%
------------------------------------------------------------------------------------------------------------------------------------

SERIES INVESTED AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Invested Amount - beginning balance for Monthly Period                                                 647,717,422   1,312,216,564
   plus: Increases                                                                                                      87,750,000
   less: Decreases                                                                                                              --
   less: Monthly Principal Payment (if Amortization Period has commenced)                              185,741,703              --
                                                                                                     -------------   -------------

SERIES INVESTED AMOUNT                                                                                 461,975,719   1,399,966,564
------------------------------------------------------------------------------------------------------------------------------------

SERIES REQUIRED ENHANCEMENT AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           14.9425%        14.9425%
   or                                                                                                      15.9425%         154.39%
   or                                                                                                                      15.9425%
   or                                                                                                                       166.27%
   or                                                                                                                      16.9425%
                                                                                                                            175.06%
   if:
   3 Month Average Charge Off Ratio > 0.50%                                                                   0.00%           0.00%
   12 Month Average Charge Off Ratio > 0.25%                                                                  0.00%           0.00%
   3 Month Average Residual Value Loss Ratio > 10.0%                                                          0.00%           0.00%
   12 Month Average Residual Value Loss Ratio > 5.0%                                                          5.45%           5.45%
   3 Month Average Paid-In Advance Loss Ratio > 1.0%                                                          0.00%           0.00%
   12 Month Average Paid-In Advance Loss Ratio > 0.50%                                                        0.00%           0.00%
   3 Month Average Delinquency Ratio > 4.5%                                                                   0.00%           0.00%
   3 Month Average Charge-Off Ratio > 0.75%                                                                                   0.00%
   12 Month Average Charge Off Ratio > 0.50%                                                                                  0.00%
   3 Month Average Residual Value Loss Ratio > 12.50%                                                                         0.00%
   12 Month Average Residual Value Loss Ratio > 10.0%                                                                         0.00%
   12 Month Average Paid-In Advance Loss Ratio > 0.75%                                                                        0.00%
   3 Month Average Delinquency Ratio > 6.0%                                                                                   0.00%

SERIES REQUIRED ENHANCEMENT AMOUNT                                                                     159,425,000     225,289,194
------------------------------------------------------------------------------------------------------------------------------------

SERIES SPECIFIC INPUTS - HUNT VALLEY LLC / [HUNT VALLEY II LLC]                     SERIES 2001-A           AMOUNTS
--------------------------------------------------------------------------------------------------------------------
Series Invested Amount                                                                 67,143,107        192,476,904
Preferred Membership Interest                                                           2,667,577          7,647,055
                                                                                                                  --
Interest Collections other than under (i)                                                      --               3.41
Series Monthly Interest                                                                155,276.22            442,128
Interest Shortfall, if any                                                                     --                 --
Additional Interest, if any                                                                    --                 --
Dividend Amount                                                                          6,946.92             19,915
Increased Costs                                                                                --                 --
Article 4 Costs                                                                                --                 --
other unpaid Program Costs                                                                     --                 --
Article VI costs from Purchase Agreement, if any                                               --                 --
Has the Series Note Termination Date passed? (Y or N)                                           N
any amounts owed by the Issuer under the Purchase Agmt. (after Note Termination)               --                 --

Series Invested Percentage                                                                 100.00%

--------------------------------------------------------------------------------------------------------------------

AGGREGATE UNIT BALANCE
--------------------------------------------------------------------------------------------------------------------
Sum of:
   Aggregate Lease Balance
   Aggregate Paid-In Advance Amount
   Aggregate Residual Value Amount


AGGREGATE UNIT BALANCE
--------------------------------------------------------------------------------------------------------------------

ADJUSTED AGGREGATE UNIT BALANCE
--------------------------------------------------------------------------------------------------------------------
Aggregate Lease Balance
   less: Aggregate Lease Adjustment Amount


plus 90% of:
Aggregate Residual Value Amount
less: Excess Residual Value Amount


plus 90% of:
Aggregate Paid-In Advance Balance
less: Excess Paid-In Advance Amount



ADJUSTED AGGREGATE UNIT BALANCE
--------------------------------------------------------------------------------------------------------------------

AGGREGATE LEASE BALANCE
--------------------------------------------------------------------------------------------------------------------
Open-End Lease Balance
Closed-End Lease Balance
Consumer Open-End Lease Balance
Consumer Closed-End Lease Balance
Financial Service Open-End Lease Balance
Financial Service Closed-End Lease Balance

   less: Ineligible Leases


AGGREGATE LEASE BALANCE
--------------------------------------------------------------------------------------------------------------------

SERIES INVESTED PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
Series Allocated Adjusted Aggregate Unit Balance                                      893,814,370      3,701,315,070
divided by: Sum of numerators used to determine invested
percentage for all Series allocations                                               3,701,315,070      3,701,315,070

SERIES INVESTED PERCENTAGE                                                                  24.15%            100.00%
--------------------------------------------------------------------------------------------------------------------

SERIES INVESTED AMOUNT
--------------------------------------------------------------------------------------------------------------------
Invested Amount - beginning balance for Monthly Period                                750,000,000      2,709,933,986
   plus: Increases                                                                                        87,750,000
   less: Decreases                                                                                                --
   less: Monthly Principal Payment (if Amortization Period has commenced)                      --        185,741,703
                                                                                      -----------      -------------
SERIES INVESTED AMOUNT                                                                750,000,000      2,611,942,283
--------------------------------------------------------------------------------------------------------------------

SERIES REQUIRED ENHANCEMENT AMOUNT
--------------------------------------------------------------------------------------------------------------------
                                                                                          14.9425%
   or                                                                                     15.9425%
   or                                                                                     16.9425%
   or
   or

   if:
   3 Month Average Charge Off Ratio > 0.50%                                                  0.00%
   12 Month Average Charge Off Ratio > 0.25%                                                 0.00%
   3 Month Average Residual Value Loss Ratio > 10.0%                                         0.00%
   12 Month Average Residual Value Loss Ratio > 5.0%                                         5.45%
   3 Month Average Paid-In Advance Loss Ratio > 1.0%                                         0.00%
   12 Month Average Paid-In Advance Loss Ratio > 0.50%                                       0.00%
   3 Month Average Delinquency Ratio > 4.5%                                                  0.00%
   3 Month Average Charge-Off Ratio > 0.75%                                                  0.00%
   12 Month Average Charge Off Ratio > 0.50%                                                 0.00%
   3 Month Average Residual Value Loss Ratio > 12.50%                                        0.00%
   12 Month Average Residual Value Loss Ratio > 10.0%                                        0.00%
   12 Month Average Paid-In Advance Loss Ratio > 0.75%                                       0.00%
   3 Month Average Delinquency Ratio > 6.0%                                                  0.00%

SERIES REQUIRED ENHANCEMENT AMOUNT                                                    119,568,750        504,282,944
--------------------------------------------------------------------------------------------------------------------

                                  Definitions

                              GREYHOUND FUNDING LLC

SERIES REQUIRED OVERCOLLATERALIZATION AMOUNT
------------------------------------------------------------------------------------------------------------------------
Required Enhancement Amount                                                                               159,425,000
   less: Series Reserve Account Amount                                                                     22,538,000
   less: Series Principal Collection Subaccount Balance                                                            --
                                                                                                        -------------
SERIES REQUIRED OVERCOLLATERALIZATION AMOUNT                                                              136,887,000
------------------------------------------------------------------------------------------------------------------------

SERIES REQUIRED ASSET AMOUNT
------------------------------------------------------------------------------------------------------------------------
Series Invested Amount (net of Increases occurring on such Settlement Date)                               461,975,719
   plus: Series Required Overcollateralization Amount                                                     136,887,000
                                                                                                        -------------

SERIES REQUIRED ASSET AMOUNT                                                                              598,862,719
------------------------------------------------------------------------------------------------------------------------

SERIES ALLOCATED ADJUSTED AGGREGATE UNIT BALANCE
------------------------------------------------------------------------------------------------------------------------
Adjusted Aggregate Unit Balance                                                     3,192,191,549
multiplied by Series Required Asset Amount / Aggregate Required Asset Amount                                    19.67%

SERIES ALLOCATED ADJUSTED AGGREGATE UNIT BALANCE                                                          627,763,479
------------------------------------------------------------------------------------------------------------------------

SERIES ALLOCATED ASSET AMOUNT DEFICIENCY
------------------------------------------------------------------------------------------------------------------------
Series Allocated Adjusted Aggregate Unit Balance                                                          627,763,479
   less: Series Required Asset Amount                                                                     598,862,719
                                                                                                        -------------

SERIES ALLOCATED ASSET AMOUNT DEFICIENCY                                                                           --
------------------------------------------------------------------------------------------------------------------------

SERIES LIQUID CREDIT ENHANCEMENT DEFICIENCY
------------------------------------------------------------------------------------------------------------------------
Series Required Reserve Account Amount                                                                     22,538,000
   less: Series Reserve Account Amount                                                                     22,562,252
                                                                                                        -------------

SERIES LIQUID CREDIT ENHANCEMENT DEFICIENCY                                                                        --
------------------------------------------------------------------------------------------------------------------------

SERIES RESERVE ACCOUNT SURPLUS
------------------------------------------------------------------------------------------------------------------------
Series Reserve Account Amount                                                                              22,562,252
   less: Required Reserve Account Amount                                                                   22,538,000
                                                                                                        -------------

SERIES RESERVE ACCOUNT SURPLUS                                                                              24,252.23
------------------------------------------------------------------------------------------------------------------------

SERIES EXCESS FLEET RECEIVABLES AMOUNT
------------------------------------------------------------------------------------------------------------------------
Collections in respect of Fleet Receivables                                                    --
   less: 1999-1B Invested Amount                                                       80,000,000

EXCESS FLEET RECEIVABLE AMOUNT                                                                 --                  --
------------------------------------------------------------------------------------------------------------------------

AGGREGATE LEASE ADJUSTMENT AMOUNT
------------------------------------------------------------------------------------------------------------------------
Overconcentration Amount                                                                       --
Excess Longer-Term Lease Amount                                                        63,165,107
Excess State Obligor Risk Amount                                                               --
Excess Consumer Lease Amount                                                                   --
Excess High Lease Balance Amount                                                               --
                                                                                    -------------

AGGREGATE LEASE ADJUSTMENT AMOUNT                                                      63,165,107
------------------------------------------------------------------------------------------------------------------------

OVERCONCENTRATION AMOUNT
------------------------------------------------------------------------------------------------------------------------
Greater of:
Obligor with largest Lease Balance of Eligible Receivables                             96,844,789
   less: 4% of the Aggregate Lease Balance (3% if rated less than Baa3)               123,741,219
                                                                                    -------------
               4.00%                                                                           --

Top 5 Obligors with largest Lease Balance of Eligible Receivables                     426,493,954
   less: 15% of the Aggregate Lease Balance                                           464,029,571
                                                                                    -------------
                                                                                               --

Top 10 Obligors with largest Lease Balance of Eligible Receivables                    715,071,555
   less: 25% of the Aggregate Lease Balance                                           773,382,619
                                                                                    -------------
                                                                                               --

OVERCONCENTRATION AMOUNT                                                                       --
------------------------------------------------------------------------------------------------------------------------

EXCESS PAID-IN ADVANCE AMOUNT
------------------------------------------------------------------------------------------------------------------------
Greater of (if positive):
   Aggregate Cost of each Paid-In Advance Vehicle                                     132,438,794
   less: 10% Aggregate Unit Balance                                                   330,029,522
                                                                                    -------------
                                                                                               --

   Aggregate Cost of each Paid-In Advance Vehicle allocated to SUBI > 60 days          10,397,849
   less: 2.5% Aggregate Unit Balance                                                   82,507,381
                                                                                    -------------
                                                                                               --

   Aggregate Cost of each Paid-In Advance Vehicle allocated to SUBI > 120 days         26,957,880

EXCESS PAID-IN ADVANCE AMOUNT                                                          26,957,880
------------------------------------------------------------------------------------------------------------------------

EXCESS RESIDUAL VALUE AMOUNT
------------------------------------------------------------------------------------------------------------------------
Aggregate Residual Value Amount                                                        74,325,952
   less: 10%* of Aggregate Unit Balance                                               330,029,522
                                                                                    -------------
         * 7.5% AFTER THE AMENDMENT EFFECTIVE DATE
EXCESS RESIDUAL VALUE AMOUNT                                                                   --
------------------------------------------------------------------------------------------------------------------------

SERIES REQUIRED OVERCOLLATERALIZATION AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Required Enhancement Amount                                                         225,289,194       119,568,750       504,282,944
   less: Series Reserve Account Amount                                               31,553,200        16,903,500        70,994,700
   less: Series Principal Collection Subaccount Balance                                      --                --                --
                                                                                  -------------     -------------     -------------
SERIES REQUIRED OVERCOLLATERALIZATION AMOUNT                                        193,735,994       102,665,250       433,288,244
-----------------------------------------------------------------------------------------------------------------------------------

SERIES REQUIRED ASSET AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Series Invested Amount (net of Increases occurring on such Settlement Date)       1,399,966,564       750,000,000     2,611,942,283
   plus: Series Required Overcollateralization Amount                               193,735,994       102,665,250       433,288,244
                                                                                  -------------     -------------     -------------

SERIES REQUIRED ASSET AMOUNT                                                      1,593,702,558       852,665,250     3,045,230,527
-----------------------------------------------------------------------------------------------------------------------------------

SERIES ALLOCATED ADJUSTED AGGREGATE UNIT BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
Adjusted Aggregate Unit Balance
multiplied by Series Required Asset Amount / Aggregate Required Asset Amount              52.33%            28.00%           100.00%

SERIES ALLOCATED ADJUSTED AGGREGATE UNIT BALANCE                                  1,670,613,700       893,814,370     3,192,191,549
-----------------------------------------------------------------------------------------------------------------------------------

SERIES ALLOCATED ASSET AMOUNT DEFICIENCY
-----------------------------------------------------------------------------------------------------------------------------------
Series Allocated Adjusted Aggregate Unit Balance                                  1,670,613,700       893,814,370
   less: Series Required Asset Amount                                             1,593,702,558       852,665,250
                                                                                  -------------     -------------

SERIES ALLOCATED ASSET AMOUNT DEFICIENCY                                                     --                --                --
-----------------------------------------------------------------------------------------------------------------------------------

SERIES LIQUID CREDIT ENHANCEMENT DEFICIENCY
-----------------------------------------------------------------------------------------------------------------------------------
Series Required Reserve Account Amount                                               31,553,200        16,903,500        70,994,700
   less: Series Reserve Account Amount                                               31,595,667        16,927,040        71,084,959
                                                                                  -------------     -------------     -------------

SERIES LIQUID CREDIT ENHANCEMENT DEFICIENCY                                                  --                --                --
-----------------------------------------------------------------------------------------------------------------------------------

SERIES RESERVE ACCOUNT SURPLUS
-----------------------------------------------------------------------------------------------------------------------------------
Series Reserve Account Amount                                                        31,595,667        16,927,040
   less: Required Reserve Account Amount                                             31,553,200        16,903,500
                                                                                  -------------     -------------

SERIES RESERVE ACCOUNT SURPLUS                                                        42,466.59         23,540.16
-----------------------------------------------------------------------------------------------------------------------------------

SERIES EXCESS FLEET RECEIVABLES AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Collections in respect of Fleet Receivables
   less: 1999-1B Invested Amount

EXCESS FLEET RECEIVABLE AMOUNT                                                             --                  --            --
-----------------------------------------------------------------------------------------------------------------------------------

AGGREGATE LEASE ADJUSTMENT AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Overconcentration Amount
Excess Longer-Term Lease Amount
Excess State Obligor Risk Amount
Excess Consumer Lease Amount
Excess High Lease Balance Amount


AGGREGATE LEASE ADJUSTMENT AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------

OVERCONCENTRATION AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Greater of:
Obligor with largest Lease Balance of Eligible Receivables
   less: 4% of the Aggregate Lease Balance (3% if rated less than Baa3)

               4.00%

Top 5 Obligors with largest Lease Balance of Eligible Receivables less: 15% of the Aggregate Lease Balance



Top 10 Obligors with largest Lease Balance of Eligible Receivables less: 25% of the Aggregate Lease Balance



OVERCONCENTRATION AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------

EXCESS PAID-IN ADVANCE AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Greater of (if positive):
   Aggregate Cost of each Paid-In Advance Vehicle
   less: 10% Aggregate Unit Balance



   Aggregate Cost of each Paid-In Advance Vehicle allocated to SUBI > 60 days less: 2.5% Aggregate Unit Balance



   Aggregate Cost of each Paid-In Advance Vehicle allocated to SUBI > 120 days

EXCESS PAID-IN ADVANCE AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------

EXCESS RESIDUAL VALUE AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Aggregate Residual Value Amount
   less: 10%* of Aggregate Unit Balance

         * 7.5% AFTER THE AMENDMENT EFFECTIVE DATE
EXCESS RESIDUAL VALUE AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------

                                  Definitions

                              GREYHOUND FUNDING LLC

EXCESS LONGER-TERM LEASE AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Greater of (if positive):
   Lease Balance of all Eligible Leases > 5yrs                                                    513,440,622
   less: 15%* of Aggregate Lease Balance                                                          464,029,571
                                                                                                  -----------
         * 20% AFTER THE AMENDMENT EFFECTIVE DATE                                                  49,411,050

   Lease Balance of all Eligible Leases > 7yrs                                                    217,841,631
   less: 5%* of Aggregate Lease Balance                                                           154,676,524
                                                                                                  -----------
         * 7.5% AFTER THE AMENDMENT EFFECTIVE DATE                                                 63,165,107

EXCESS LONGER-TERM LEASE AMOUNT                                                                    63,165,107
-----------------------------------------------------------------------------------------------------------------------------------

EXCESS STATE OBLIGOR RISK AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Aggregate Lease Balance of State Obligors                                                             139,319
   less: 3.0% of the Aggregate Lease Balance                                                       92,805,914
                                                                                                  -----------

EXCESS STATE OBLIGOR RISK AMOUNT                                                                           --
-----------------------------------------------------------------------------------------------------------------------------------

EXCESS CONSUMER LEASE AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Aggregate Lease Balance of all Eligible Leases that are Consumer Leases                             5,005,289
   less: 1.0% of the Aggregate Lease Balance                                                       30,935,305

EXCESS CONSUMER LEASE AMOUNT                                                                               --
-----------------------------------------------------------------------------------------------------------------------------------

EXCESS HIGH LEASE BALANCE AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Aggregate Lease Balance of all Eligible Leases > $1 million                                                --
   less: 0.5% of the Aggregate Lease Balance                                                       15,467,652

EXCESS CONSUMER LEASE AMOUNT                                                                               --
-----------------------------------------------------------------------------------------------------------------------------------

LEASE BALANCE DECLINES
-----------------------------------------------------------------------------------------------------------------------------------
Reduction in Lease Balance for the Monthly Period for all Leases                                  134,590,484
   plus:
Net Book Value of Closed-End Leases if vehicle is a Residual Value Vehicle                          3,307,338
                                                                                                  -----------

LEASE BALANCE DECLINES                                                                            137,897,822
-----------------------------------------------------------------------------------------------------------------------------------

SERIES PRINCIPAL PAYMENT AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Lease Balance Declines                                                                            137,897,822
   plus: Cost of Rejected Paid-In Advance Vehicles                                                    332,815
                                                                                                  -----------

SERIES PRINCIPAL PAYMENT AMOUNT                                                                   138,230,637            44,974,444
-----------------------------------------------------------------------------------------------------------------------------------

DELINQUENCY RATIO
-----------------------------------------------------------------------------------------------------------------------------------
Aggregate billings of all Leases and all Fleet Receivables unpaid for 60 days
   or more from original due date as of last day of such Monthly Period                             2,550,437
divided by the sum of:
   Aggregate billings of all Leases and all Fleet Receivables which were
     unpaid as of last day of immediately preceding Monthly Period                                119,460,372
   Aggregate amount billed on all Leases and all Fleet Receivables during                         186,792,766
     Monthly Period

DELINQUENCY PERCENTAGE                                                                                  0.833%
-----------------------------------------------------------------------------------------------------------------------------------

PAID-IN ADVANCE LOSS RATIO
-----------------------------------------------------------------------------------------------------------------------------------
NUMERATOR
Cost of Rejected Paid-In Advance Vehicles for Monthly Period                                          332,815
   minus:
Sum of Paid-In Advance Proceeds from all Units which became Rejected PIA
   Vehicles during such Monthly Period and prior Monthly Periods                                      332,815
DENOMINATOR
Cost of Rejected Paid-In Advance Vehicles for Monthly Period                                          332,815

PAID-IN ADVANCE LOSS RATIO                                                                             0.000%
-----------------------------------------------------------------------------------------------------------------------------------

RESIDUAL VALUE LOSS RATIO
-----------------------------------------------------------------------------------------------------------------------------------
NUMERATOR:
sum of Residual Value Losses on Unit Vehicles that became Residual Value                                   --
      Vehicles during the preceding Monthly Period
   minus:
Termination Proceeds received during the preceding Monthly Period for all Unit                             --
   Vehicles that became Residual Value Vehicles during prior Monthly Periods
DENOMINATOR:
sum of Stated Residual Values for all Unit Vehicles that became Residual Value                      3,307,338
   Vehicles during the preceding Monthly Period

RESIDUAL VALUE LOSS RATIO                                                                               0.000%
-----------------------------------------------------------------------------------------------------------------------------------

EXCESS LONGER-TERM LEASE AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Greater of (if positive):
   Lease Balance of all Eligible Leases > 5yrs
   less: 15%* of Aggregate Lease Balance

            * 20% AFTER THE AMENDMENT EFFECTIVE DATE

   Lease Balance of all Eligible Leases > 7yrs less: 5%* of Aggregate Lease Balance

            * 7.5% AFTER THE AMENDMENT EFFECTIVE DATE

EXCESS LONGER-TERM LEASE AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------

EXCESS STATE OBLIGOR RISK AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Aggregate Lease Balance of State Obligors
   less: 3.0% of the Aggregate Lease Balance


EXCESS STATE OBLIGOR RISK AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------

EXCESS CONSUMER LEASE AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Aggregate Lease Balance of all Eligible Leases that are Consumer Leases less: 1.0% of the Aggregate Lease Balance

EXCESS CONSUMER LEASE AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------

EXCESS HIGH LEASE BALANCE AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Aggregate Lease Balance of all Eligible Leases > $1 million
   less: 0.5% of the Aggregate Lease Balance

EXCESS CONSUMER LEASE AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------

LEASE BALANCE DECLINES
-----------------------------------------------------------------------------------------------------------------------------------
Reduction in Lease Balance for the Monthly Period for all Leases
   plus:
Net Book Value of Closed-End Leases if vehicle is a Residual Value Vehicle

LEASE BALANCE DECLINES
-----------------------------------------------------------------------------------------------------------------------------------

SERIES PRINCIPAL PAYMENT AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Lease Balance Declines
   plus:  Cost of Rejected Paid-In Advance Vehicles


SERIES PRINCIPAL PAYMENT AMOUNT                                                                     59,523,080      33,733,114
-----------------------------------------------------------------------------------------------------------------------------------

DELINQUENCY RATIO
-----------------------------------------------------------------------------------------------------------------------------------
Aggregate billings of all Leases and all Fleet Receivables unpaid for 60 days
   2,550,437 or more from original due date as of last day of such Monthly Period divided by the sum of:
   Aggregate billings of all Leases and all Fleet Receivables which were unpaid as of last day of immediately preceding Monthly Period
   Aggregate amount billed on all Leases and all Fleet Receivables during
     Monthly Period

DELINQUENCY PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------

PAID-IN ADVANCE LOSS RATIO
-----------------------------------------------------------------------------------------------------------------------------------
NUMERATOR
Cost of Rejected Paid-In Advance Vehicles for Monthly Period
   minus:
Sum of Paid-In Advance Proceeds from all Units which became Rejected PIA
   Vehicles during such Monthly Period and prior Monthly Periods
DENOMINATOR
Cost of Rejected Paid-In Advance Vehicles for Monthly Period

PAID-IN ADVANCE LOSS RATIO
-----------------------------------------------------------------------------------------------------------------------------------

RESIDUAL VALUE LOSS RATIO
-----------------------------------------------------------------------------------------------------------------------------------
NUMERATOR:
sum of Residual Value Losses on Unit Vehicles that became Residual Value
      Vehicles during the preceding Monthly Period
   minus:
Termination Proceeds received during the preceding Monthly Period for all Unit
   Vehicles that became Residual Value Vehicles during prior Monthly Periods
DENOMINATOR:
sum of Stated Residual Values for all Unit Vehicles that became Residual Value
   Vehicles during the preceding Monthly Period

RESIDUAL VALUE LOSS RATIO
-----------------------------------------------------------------------------------------------------------------------------------

                                  Definitions

                              GREYHOUND FUNDING LLC

CHARGE-OFF RATIO
--------------------------------------------------------------------------------------------------------------------------------
Twelve (12) times:
Aggregate Net Lease Losses for preceding Monthly Period                                                 95,108
divided by:
Aggregate Lease Balance as of last day of second preceding Monthly Period                        3,085,589,410

CHARGE-OFF RATIO                                                                                         0.037%
--------------------------------------------------------------------------------------------------------------------------------

MONTHLY RESIDUAL VALUE GAIN
--------------------------------------------------------------------------------------------------------------------------------
Termination Proceeds received during preceding Monthly Period and all prior
      Monthly Periods                                                                                3,412,874
   less: aggregate Net Book Value of all Unit Vehicles that became Residual
      Value Vehicles during prior Monthly Period                                                     3,050,272

MONTHLY RESIDUAL VALUE GAIN                                                                            362,602
--------------------------------------------------------------------------------------------------------------------------------

MONTHLY RESIDUAL VALUE LOSS
--------------------------------------------------------------------------------------------------------------------------------
aggregate Net Book Value of all Unit Vehicles that became Residual Value
     Vehicles during Monthly Period                                                                  3,050,272
   less: Termination Proceeds received during preceding Monthly Period for all
  Unit Vehicles that became Residual Value Vehicles during prior Monthly Periods                     3,412,874

MONTHLY RESIDUAL VALUE LOSS                                                                                 --
--------------------------------------------------------------------------------------------------------------------------------

SERIES WEIGHTED AVERAGE COST OF FUNDS
--------------------------------------------------------------------------------------------------------------------------------
quotient of:
NUMERATOR:
(i)  aggregate amount of interest payable on Series of Investor Notes                                                1,278,647
     plus:
(ii) aggregate amount of dividends payable on Series of PMIs (at highest applicable rate                                    --

DENOMINATOR:
Series Invested Amount (first day of prior Interest Period)                                                        647,717,422

aggregate stated liquidation preferences of the Series Preferred Membership Interest                                93,080,911

WEIGHTED AVERAGE COST OF FUNDS                                                                                            1.97%
--------------------------------------------------------------------------------------------------------------------------------

SERIES HYPOTHETICAL YIELD SHORTFALL AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Series Minimum Yield Rate                                                                                                 2.67%
   less: CP Rate                                                                                                          0.00%

Series Inv. % of aggregate Lease Balance of all Floating Rate Leases                                               784,392,908

HYPOTHETICAL YIELD SHORTFALL AMOUNT                                                                                 57,675,244
--------------------------------------------------------------------------------------------------------------------------------

SERIES YIELD SHORTFALL AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Is Hypothetical Yield Shortfall Amount < 70% of the Class X 1999-1B Invested Amt.?                                          No

If "Yes" then Yield Shortfall Amount = Hypothetical Yield Shortfall Amount                                                  --

If "No" then Yield Shortfall Amount =                                                                                       --
   Series Weighted Average Yield Shortfall times                                                                          2.67%
   Series Inv. % of aggregate Lease Balance of all Yield Shortfall Leases times                                             --
   Series Weighted Average Yield Shortfall Life                                                                             --

SERIES YIELD SHORTFALL AMOUNT                                                                                               --
--------------------------------------------------------------------------------------------------------------------------------

SERIES REQUIRED YIELD SUPPLEMENT AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Series Yield Shortfall Amount                                                                                               --
   less: 70% of the Class X 1999-1B Invested Amount                                                                 18,220,048
                                                                                                                   -----------

SERIES REQUIRED YIELD SUPPLEMENT AMOUNT                                                                                     --
--------------------------------------------------------------------------------------------------------------------------------

YIELD SUPPLEMENT DEFICIENCY
--------------------------------------------------------------------------------------------------------------------------------
Series Yield Supplement Account Amount                                                                                      --
   less: Series Yield Supplement Amount                                                                                     --

YIELD SUPPLEMENT DEFICIENCY                                                                                                 --
--------------------------------------------------------------------------------------------------------------------------------

DEFICIENCY
--------------------------------------------------------------------------------------------------------------------------------
aggregate amount distributable from Series Settlement Collection A/C                                                52,153,812
   less: aggregate amount deposited in such Series Settlement Collection Sub A/C                                    76,704,546

DEFICIENCY                                                                                                                  --
--------------------------------------------------------------------------------------------------------------------------------

CHARGE-OFF RATIO
---------------------------------------------------------------------------------------------------------------------------------
Twelve (12) times:
Aggregate Net Lease Losses for preceding Monthly Period
divided by:
Aggregate Lease Balance as of last day of second preceding Monthly Period

CHARGE-OFF RATIO
---------------------------------------------------------------------------------------------------------------------------------

MONTHLY RESIDUAL VALUE GAIN
---------------------------------------------------------------------------------------------------------------------------------
Termination Proceeds received during preceding Monthly Period and all prior
      Monthly Periods
   less: aggregate Net Book Value of all Unit Vehicles that became Residual
      Value Vehicles during prior Monthly Period

MONTHLY RESIDUAL VALUE GAIN
---------------------------------------------------------------------------------------------------------------------------------

MONTHLY RESIDUAL VALUE LOSS
---------------------------------------------------------------------------------------------------------------------------------
aggregate Net Book Value of all Unit Vehicles that became Residual Value
     Vehicles during Monthly Period
   less: Termination Proceeds received during preceding Monthly Period for all
  Unit Vehicles that became Residual Value Vehicles during prior Monthly Periods

MONTHLY RESIDUAL VALUE LOSS
---------------------------------------------------------------------------------------------------------------------------------

SERIES WEIGHTED AVERAGE COST OF FUNDS
---------------------------------------------------------------------------------------------------------------------------------
quotient of:
NUMERATOR:
(i)  aggregate amount of interest payable on Series of Investor Notes                      2,510,197    1,441,111       5,229,955
     plus:
(ii) aggregate amount of dividends payable on Series of PMIs (at highest
     applicable rate)                                                                             --           --              --

DENOMINATOR:
Series Invested Amount (first day of prior Interest Period)                            1,312,216,564  750,000,000   2,611,942,283

aggregate stated liquidation preferences of the Series Preferred Membership Interest     135,495,997   72,587,142     301,164,050

WEIGHTED AVERAGE COST OF FUNDS                                                                  1.98%        0.00%
---------------------------------------------------------------------------------------------------------------------------------

SERIES HYPOTHETICAL YIELD SHORTFALL AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Series Minimum Yield Rate                                                                       2.80%        0.83%
   less: CP Rate                                                                                0.00%          --

Series Inv. % of aggregate Lease Balance of all Floating Rate Leases                   1,038,133,616  588,334,460   2,410,860,984

HYPOTHETICAL YIELD SHORTFALL AMOUNT                                                       80,014,394   13,347,838     151,037,476
---------------------------------------------------------------------------------------------------------------------------------

SERIES YIELD SHORTFALL AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Is Hypothetical Yield Shortfall Amount < 70% of the Class X 1999-1B Invested Amt.?                No          Yes

If "Yes" then Yield Shortfall Amount = Hypothetical Yield Shortfall Amount                        --   13,347,838      13,347,838

If "No" then Yield Shortfall Amount =                                                             --           --              --
   Series Weighted Average Yield Shortfall times                                                2.80%        0.00%
   Series Inv. % of aggregate Lease Balance of all Yield Shortfall Leases times                   --           --
   Series Weighted Average Yield Shortfall Life                                                   --           --

SERIES YIELD SHORTFALL AMOUNT                                                                     --   13,347,838      13,347,838
---------------------------------------------------------------------------------------------------------------------------------

SERIES REQUIRED YIELD SUPPLEMENT AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Series Yield Shortfall Amount                                                                     --   13,347,838      13,347,838
   less: 70% of the Class X 1999-1B Invested Amount                                       24,113,992   13,665,960      56,000,000
                                                                                       -------------  -----------   -------------

SERIES REQUIRED YIELD SUPPLEMENT AMOUNT                                                           --           --              --
---------------------------------------------------------------------------------------------------------------------------------

YIELD SUPPLEMENT DEFICIENCY
---------------------------------------------------------------------------------------------------------------------------------
Series Yield Supplement Account Amount                                                            --           --
   less: Series Yield Supplement Amount                                                           --           --

YIELD SUPPLEMENT DEFICIENCY                                                                       --           --
---------------------------------------------------------------------------------------------------------------------------------

DEFICIENCY
---------------------------------------------------------------------------------------------------------------------------------
aggregate amount distributable from Series Settlement Collection A/C                      10,517,460    5,949,231
   less: aggregate amount deposited in such Series Settlement Collection Suba/c           26,645,250   57,532,299

DEFICIENCY                                                                                        --           --
---------------------------------------------------------------------------------------------------------------------------------

                                  Definitions

                              GREYHOUND FUNDING LLC

TOTAL CASH AVAILABLE
---------------------------------------------------------------------------------------------------------------------------------
Collections allocated to Series General Collection Subaccount                   73,303,160   97,015,761   54,981,088

   plus: Series Invested Percentage times Unit Repurchase Payments                      --           --           --           --

   plus: Series Invested Percentage times Monthly Servicer Advance               3,401,385    4,501,688    2,551,212   10,454,285

   plus: Series Invested % times amount withdrawn from Gain on Sale Account             --           --           --           --

   plus:
      Investment income on deposits in Series General Collection Subaccount         83,360       72,582       50,706
      Investment income on deposits in Series Principal Collection Subaccount            2        1,058        1,715

   less: Series Available Excess Collections Amount                                     --                        --
                                                                                 ---------                 ---------
   less: Withdrawals from General Collection Subaccount and deposited in the
         Principal Collection Subaccount during the preceding month                          74,872,199
                                                                                             ----------

TOTAL CASH AVAILABLE                                                            76,787,908   26,718,891   57,584,720
---------------------------------------------------------------------------------------------------------------------------------

                                                                    ============
                  GREYHOUND FUNDING LLC      Payment Date             5-APR-02
                  Account Cash Flows         Determination Date       9-APR-02
                                                                    ============

GREYHOUND FUNDING COLLECTION ACCOUNT
BEGINNING BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
INFLOWS
Collections for the Monthly Period                               225,300,009.26

                                                                                        SERIES 1999-2            SERIES 1999-3
                                                                                        -------------            -------------
OUTFLOWS
Collections allocated to each outstanding series by Invested Percentage                 73,303,160.41            97,015,761.09

ENDING BALANCE
------------------------------------------------------------------------------------------------------------------------------------

SERIES GENERAL COLLECTION SUBACCOUNT                                                    SERIES 1999-2            SERIES 1999-3
                                                                                        -------------            -------------
BEGINNING BALANCE                                                                      $           --           $           --
------------------------------------------------------------------------------------------------------------------------------------
INFLOWS
Invested Percentage of Collections deposited into Collection Account                    73,303,160.41            97,015,761.09
Proceeds from initial sale of Series Investor Notes                                                                         --
Proceeds from any Increase                                                                                       87,750,000.00
Amounts allocated to another Series of Investor Notes to be applied
   to reduce such Series Invested Amount                                                                                    --

OUTFLOWS
lesser of:                                                                                                                  --
   (i) Proceeds from any Increase on such Settlement Date                                                                   --
   (ii) Principal Overpayment Amount for such Settlement Date                                                    15,349,118.98
Remaining Daily Principal Allocation to Principal Collection Subaccount                                          87,750,000.00
Daily Principal Utilization Amount > Daily Principal Allocation                                                  74,872,199.00
Total Cash Available transferred to Series Settlement Collection Subaccount             73,303,160.41            22,143,562.09

Series Available Excess Collections Amount                                                         --

ENDING BALANCE                                                                         $           --           $           --
------------------------------------------------------------------------------------------------------------------------------------

SERIES SETTLEMENT COLLECTION SUBACCOUNT                                                 SERIES 1999-2            SERIES 1999-3
                                                                                        -------------            -------------
BEGINNING BALANCE                                                                      $           --           $           --
------------------------------------------------------------------------------------------------------------------------------------
INFLOWS
Investment Earnings from Series General Collection Subaccount                              83,360.05                 72,582.47
Investment Earnings from Series Principal Collection Subaccount                                 2.17                  1,058.34
Series Invested Percentage of Unit Repurchase Payments                                            --                        --
Series Invested Percentage of Monthly Servicer Advance                                  3,401,385.34              4,501,688.41
Series Invested Percentage of withdrawal from Gain on Sale Account                                --                        --
Lease Rate Cap payments                                                                           --                        --
Series Lease Rate Cap payments                                                                    --
Transfer from Series Collection Subaccount on Settlement Date                                                               --
Total Cash Available transferred from Series General Collection Subaccount             73,303,160.41             22,143,562.09
From Series Reserve Account                                                                       --                        --
From Yield Supplement Account if Reserve Account Amount < Deficiency                              --                        --
Transfer from 99-2 Settlement Collection Subaccount                                                                         --
Remaining Deficiency (after withdrawal from Yield Supplement Account)                             --                        --


OUTFLOWS
Series Excess Fleet Receivables Amount (to SPV)                                                   --                        --
Series Monthly Residual Value Gain to Gain on Sale Account                                117,975.46                156,138.96
Series Inv. % of Monthly Servicer Advance Reimbursement Amount to Servicer              5,441,572.90              7,201,849.59
If VMS not Servicer, Series Basic Servicing Fee                                                   --                        --
Monthly Interest Payment                                                                1,278,647.36              2,510,196.66
Commitment Fee Payment                                                                                               20,583.76
If VMS is the Servicer, Series Servicing Fee                                              118,329.12                314,899.24
Series Administrator Fee                                                                    5,250.30                 13,972.19
GREYHOUND FUNDING COLLECTION ACCOUNT
BEGINNING BALANCE
-----------------------------------------------------------------------------------------------
INFLOWS
Collections for the Monthly Period

                                                                                  SERIES 2001-1
                                                                                  -------------
OUTFLOWS
Collections allocated to each outstanding series by Invested Percentage          54,981,087.76

ENDING BALANCE
-----------------------------------------------------------------------------------------------

SERIES GENERAL COLLECTION SUBACCOUNT                                              SERIES 2001-1
                                                                                  -------------
BEGINNING BALANCE                                                                $           --
-----------------------------------------------------------------------------------------------
INFLOWS
Invested Percentage of Collections deposited into Collection Account              54,981,087.76
Proceeds from initial sale of Series Investor Notes                                          --
Proceeds from any Increase
Amounts allocated to another Series of Investor Notes to be applied to reduce such Series Invested Amount

OUTFLOWS
lesser of:
   (i) Proceeds from any Increase on such Settlement Date
   (ii) Principal Overpayment Amount for such Settlement Date
Remaining Daily Principal Allocation to Principal Collection Subaccount

Daily Principal Utilization Amount > Daily Principal Allocation
Total Cash Available transferred to Series Settlement Collection Subaccount      54,981,087.76
Series Available Excess Collections Amount                                                  --

ENDING BALANCE                                                                   $          --
----------------------------------------------------------------------------------------------

SERIES SETTLEMENT COLLECTION SUBACCOUNT                                          SERIES 2001-1
                                                                                 -------------
BEGINNING BALANCE                                                                $          --

----------------------------------------------------------------------------------------------
INFLOWS
Investment Earnings from Series General Collection Subaccount                        50,705.77
Investment Earnings from Series Principal Collection Subaccount                       1,714.92
Series Invested Percentage of Unit Repurchase Payments                                      --
Series Invested Percentage of Monthly Servicer Advance                            2,551,211.50
Series Invested Percentage of withdrawal from Gain on Sale Account                          --
Lease Rate Cap payments                                                                     --
Series Lease Rate Cap payments                                                              --
Transfer from Series Collection Subaccount on Settlement Date
Total Cash Available transferred from Series General Collection Subaccount       54,981,087.76
From Series Reserve Account                                                                 --
From Yield Supplement Account if Reserve Account Amount < Deficiency                        --
Transfer from 99-2 Settlement Collection Subaccount
Remaining Deficiency (after withdrawal from Yield Supplement Account)                       --


OUTFLOWS
Series Excess Fleet Receivables Amount (to SPV)                                             --
Series Monthly Residual Value Gain to Gain on Sale Account                           88,487.58
Series Inv. % of Monthly Servicer Advance Reimbursement Amount to Servicer        4,081,455.63
If VMS not Servicer, Series Basic Servicing Fee                                             --
Monthly Interest Payment                                                          1,441,111.04
Commitment Fee Payment
If VMS is the Servicer, Series Servicing Fee                                        168,477.89
Series Administrator Fee                                                              7,475.42

                                                                                        SERIES 1999-2            SERIES 1999-3
                                                                                        -------------            -------------
Lesser of (i) Increased Costs and (ii) Additional Costs Cap
Dividend Amount to Preferred Member Distribution A/C (if not in Lockout Period)            217,592.98               299,819.71
(A) During the Revolving Period:
    Series Allocated Asset Amount Deficiency                                                       --                       --
(B) During Am Period, Prior to the Series Note Termination Date
    Min of Series Principal Payment Amount and Series Invested Amount                   44,974,443.68                       --
(C) During Am Period, After the Series Note Termination Date
   Series Principal Payment Amount                                                                 --                       --
Series Liquid Credit Enhancement Deficiency or Allocated Asset Amount Deficiency                   --                       --
Series Yield Supplement Deficiency (if existing)                                                   --                       --
Lease Rate Cap Costs                                                                                                        --
Transfer to 99-2 Distribution Account                                                    1,381,770.29
Excess of Increased Costs over Additional Costs Cap                                                                         --
If VMS is not Servicer, Series Supplemental Servicing Fee
Balance of account to Series Preferred Membership Distribution Account                  23,252,325.88            16,201,431.20


ENDING BALANCE                                                                        $            --           $           --
------------------------------------------------------------------------------------------------------------------------------------

SERIES PRINCIPAL COLLECTION SUBACCOUNT                                                  SERIES 1999-2            SERIES 1999-3
                                                                                        -------------            -------------
                                                                                        $                       $           --
------------------------------------------------------------------------------------------------------------------------------------
INFLOWS
Proceeds from initial sale of Notes                                                                --
Remaining Daily Principal Allocation from Series Collection Subaccount                                           87,750,000.00
Daily Principal Utilization Amount > Daily Principal Allocation                                                  74,872,199.00
Series Allocated Asset Amount Deficiency (prior to Commitment Termination)                                                  --
Min of Series Principal Payment Amount and Series Invested Amount                                                           --

OUTFLOWS
Transferred Asset Payment                                                                                        74,872,199.00
Decrease                                                                                                                    --
Reduce Invested Amount of other Series of Investor Notes                                           --            87,750,000.00
Monthly Principal Payment during Am Period (not to exceed Invested Amount)                                                  --

ENDING BALANCE                                                                         $           --           $           --
------------------------------------------------------------------------------------------------------------------------------------

SERIES RESERVE ACCOUNT                                                                  SERIES 1999-2            SERIES 1999-3
                                                                                        -------------            -------------
BEGINNING BALANCE                                                                      $22,538,000.00           $31,553,200.00
------------------------------------------------------------------------------------------------------------------------------------
INFLOWS
Initial Series Reserve Account deposit                                                             --                       --
Series Liquid Credit Enhancement Deficiency or Alloc. Asset Amt. Def. in am period                 --                       --
Investment Income                                                                           24,252.23                42,466.59

OUTFLOWS
Transfer to Settlement Collection Subaccount the lesser of:                                        --                       --
   i) Deficiency                                                                                   --                       --
   ii) Invested Percentage of Aggregate Net Lease Losses                                    30,944.10                40,954.11
   iii) Amount on Deposit in Series Reserve Account                                     22,562,252.23            31,595,666.59
Remaining Deficiency (after draw from Yield Supplement Account)                                    --                       --
Series Reserve Account Surplus (lesser of:)                                                 24,252.23                42,466.59
   Series Reserve Account Surplus                                                           24,252.23                42,466.59
   Amount on deposit in Series Reserve Account                                          22,562,252.23            31,595,666.59

ENDING BALANCE                                                                         $22,538,000.00           $31,553,200.00
------------------------------------------------------------------------------------------------------------------------------------

SERIES YIELD SUPPLEMENT ACCOUNT                                                         SERIES 1999-2            SERIES 1999-3
                                                                                        -------------            -------------
BEGINNING BALANCE                                                                      $           --           $           --
------------------------------------------------------------------------------------------------------------------------------------
INFLOWS
Series Yield Supplement Deficiency (if any)                                                        --                       --
Investment Income                                                                                  --                       --

OUTFLOWS

                                                                                        SERIES 2001-1
                                                                                        -------------
Lesser of (i) Increased Costs and (ii) Additional Costs Cap
Dividend Amount to Preferred Member Distribution A/C (if not in Lockout Period)            162,223.14
(A) During the Revolving Period:
   Series Allocated Asset Amount Deficiency                                                        --
(B) During Am Period, Prior to the Series Note Termination Date
   Min of Series Principal Payment Amount and Series Invested Amount                               --
(C) During Am Period, After the Series Note Termination Date
   Series Principal Payment Amount                                                                 --
Series Liquid Credit Enhancement Deficiency or Allocated Asset Amount Deficiency                   --
Series Yield Supplement Deficiency (if existing)                                                   --
Lease Rate Cap Costs
Transfer to 99-2 Distribution Account                                                   51,635,489.25
Excess of Increased Costs over Additional Costs Cap
If VMS is not Servicer, Series Supplemental Servicing Fee                                          --
Balance of account to Series Preferred Membership Distribution Account                           0.00
ENDING BALANCE                                                                         $           --
-----------------------------------------------------------------------------------------------------

SERIES PRINCIPAL COLLECTION SUBACCOUNT                                                  SERIES 2001-1
                                                                                        -------------
                                                                                       $           --
-----------------------------------------------------------------------------------------------------
INFLOWS
Proceeds from initial sale of Notes                                                                --
Remaining Daily Principal Allocation from Series Collection Subaccount
Daily Principal Utilization Amount > Daily Principal Allocation
Series Allocated Asset Amount Deficiency (prior to Commitment Termination)                         --
Min of Series Principal Payment Amount and Series Invested Amount

OUTFLOWS
Transferred Asset Payment                                                                          --
Decrease
Reduce Invested Amount of other Series of Investor Notes                                           --
Monthly Principal Payment during Am Period (not to exceed Invested Amount)

ENDING BALANCE                                                                         $           --
-----------------------------------------------------------------------------------------------------

SERIES RESERVE ACCOUNT                                                                  SERIES 2001-1
                                                                                        -------------
BEGINNING BALANCE                                                                      $16,903,500.00
-----------------------------------------------------------------------------------------------------
INFLOWS
Initial Series Reserve Account deposit                                                             --
Series Liquid Credit Enhancement Deficiency or Alloc. Asset Amt. Def. in am period                 --
Investment Income                                                                           23,540.16

OUTFLOWS
Transfer to Settlement Collection Subaccount the lesser of:                                        --
   i) Deficiency                                                                                   --
   ii) Invested Percentage of Aggregate Net Lease Losses                                    23,209.64
   iii) Amount on Deposit in Series Reserve Account                                     16,927,040.16
Remaining Deficiency (after draw from Yield Supplement Account)                                    --
Series Reserve Account Surplus (lesser of:)                                                 23,540.16
   Series Reserve Account Surplus                                                           23,540.16
   Amount on deposit in Series Reserve Account                                          16,927,040.16

ENDING BALANCE                                                                         $16,903,500.00
-----------------------------------------------------------------------------------------------------

SERIES YIELD SUPPLEMENT ACCOUNT                                                         SERIES 2001-1
                                                                                        -------------
BEGINNING BALANCE                                                                      $           --
-----------------------------------------------------------------------------------------------------
INFLOWS
Series Yield Supplement Deficiency (if any)                                                        --
Investment Income                                                                                  --

OUTFLOWS

To Series Settlement Collection A/C if Series Reserve A/C Amount < Deficiency                      --                      --
Yield Supplement Account Surplus (lesser of:)                                                      --                      --
   Series Yield Supplement Account Surplus                                                         --                      --
   Series Yield Supplement Account Amount                                                          --                      --

ENDING BALANCE                                                                         $           --           $          --
-----------------------------------------------------------------------------------------------------------------------------------

GAIN ON SALE ACCOUNT
BEGINNING BALANCE                                                 $   228,401.00
-----------------------------------------------------------------------------------------------------------------------------------
INFLOWS
Series Monthly Residual Value Gain                                   362,602.00
Investment Income                                                            --

OUTFLOWS
lesser of: (5.2e; Base Indenture)                                            --
   Monthly Residual Value Loss for immediately preceding
   Monthly Period                                                            --
   Amount on deposit in Gain on Sale Account                         591,003.00

Amount > 10% of Closed-End Leases (Lease Balance and
   Residual) to Issuer
   General Account                                                           --
      10% of Closed End Leases (FOR INFORMATION
      PURPOSES ONLY)                                              10,250,990.10

ENDING BALANCE                                                   $   591,003.00
-----------------------------------------------------------------------------------------------------------------------------------

SERIES DISTRIBUTION ACCOUNT                                                            SERIES 1999-2                  SERIES 1999-3
                                                                                       -------------                  -------------
BEGINNING BALANCE                                                                     $           --                 $           --
-----------------------------------------------------------------------------------------------------------------------------------
INFLOWS (FROM SERIES SETTLEMENT COLLECTION SUBACCOUNT)
Series Monthly Interest Payment                                                          1,278,647.36                  2,510,196.66
Commitment Fee Payment                                                                                                    20,583.76
Lesser of (i) Increased Costs and (ii) Additional Costs Cap                                                                      --
Payment of Principal                                                                   185,741,703.22                            --
Decrease                                                                                                                         --
Lease Rate Cap Costs                                                                                                             --
Excess of Increased Costs over Additional Costs Cap                                                                              --

OUTFLOWS
Series Monthly Interest Payment                                                          1,278,647.36                  2,510,196.66
Commitment Fee Payment                                                                                                    20,583.76
Lesser of (i) Increased Costs and (ii) Additional Costs Cap                                                                      --
Excess of Increased Costs over Additional Costs Cap                                                                              --
Lease Rate Cap Costs                                                                                                             --
Payment of Principal to Noteholders                                                    185,741,703.22                            --
Decrease (to Noteholders)                                                                                                        --

ENDING BALANCE                                                                        $            --           $                --
-----------------------------------------------------------------------------------------------------------------------------------

SERIES PREFERRED MEMBER DISTRIBUTION ACCOUNT                                           SERIES 1999-2                  SERIES 1999-3
                                                                                       -------------                  -------------
BEGINNING BALANCE                                                                     $            --                $           --
-----------------------------------------------------------------------------------------------------------------------------------
INFLOWS
Dividend Amount to Preferred Member (other than Lockout Period)                            217,592.98                    299,819.71
Series Principal Payment Amount                                                                    --                            --
Balance from Series Settlement Collection Subaccount                                    23,252,325.88                 16,201,431.20
Reserve Account Surplus                                                                     24,252.23                     42,466.59
Yield Account Surplus                                                                              --                            --

OUTFLOWS
Dividend Amount to Preferred Member (other than Lockout Period)                            217,592.98                    299,819.71
Additional Costs (Article VI of the Purchase Agreement)                                                                          --
Transfer to Issuer General Account (prior to Series Note Termination Date)              23,276,578.11                 16,243,897.79
lesser of: (after Series Note Termination Date)                                                    --                            --
   any remaining amounts on deposit in such account                                                --                            --
   Principal Payment Amount                                                             44,974,443.68                 59,523,080.02

To Series Settlement Collection A/C if Series Reserve A/C Amount < Deficiency                      --
Yield Supplement Account Surplus (lesser of:)                                                      --
   Series Yield Supplement Account Surplus                                                         --
   Series Yield Supplement Account Amount                                                          --

ENDING BALANCE                                                                       $             --
-----------------------------------------------------------------------------------------------------

GAIN ON SALE ACCOUNT

BEGINNING BALANCE
-----------------------------------------------------------------------------------------------------
INFLOWS
Series Monthly Residual Value Gain
Investment Income

OUTFLOWS
lesser of: (5.2e; Base Indenture)
   Monthly Residual Value Loss for immediately preceding Monthly Period
   Amount on deposit in Gain on Sale Account
Amount > 10% of Closed-End Leases (Lease Balance and Residual) to Issuer
   General Account
      10% of Closed End Leases (FOR INFORMATION PURPOSES ONLY)

ENDING BALANCE
-----------------------------------------------------------------------------------------------------

SERIES DISTRIBUTION ACCOUNT                                                            SERIES 2001-1
                                                                                       -------------
BEGINNING BALANCE                                                                     $          --
---------------------------------------------------------------------------------------------------
INFLOWS (FROM SERIES SETTLEMENT COLLECTION SUBACCOUNT)
Series Monthly Interest Payment                                                        1,441,111.04
Commitment Fee Payment
Lesser of (i) Increased Costs and (ii) Additional Costs Cap
Payment of Principal                                                                             --
Decrease
Lease Rate Cap Costs
Excess of Increased Costs over Additional Costs Cap

OUTFLOWS
Series Monthly Interest Payment                                                        1,441,111.04
Commitment Fee Payment
Lesser of (i) Increased Costs and (ii) Additional Costs Cap
Excess of Increased Costs over Additional Costs Cap
Lease Rate Cap Costs
Payment of Principal to Noteholders                                                              --
Decrease (to Noteholders)



ENDING BALANCE                                                                        $          --
---------------------------------------------------------------------------------------------------

SERIES PREFERRED MEMBER DISTRIBUTION ACCOUNT                                           SERIES 2001-1
                                                                                       -------------
BEGINNING BALANCE                                                                     $           --
----------------------------------------------------------------------------------------------------
INFLOWS
Dividend Amount to Preferred Member (other than Lockout Period)                           162,223.14
Series Principal Payment Amount                                                                   --
Balance from Series Settlement Collection Subaccount                                            0.00
Reserve Account Surplus                                                                    23,540.16
Yield Account Surplus                                                                             --

OUTFLOWS
Dividend Amount to Preferred Member (other than Lockout Period)                           162,223.14
Additional Costs (Article VI of the Purchase Agreement)
Transfer to Issuer General Account (prior to Series Note Termination Date)                 23,540.16
lesser of: (after Series Note Termination Date)                                                   --
   any remaining amounts on deposit in such account                                               --
   Principal Payment Amount                                                            33,733,113.57

   Liquidation Preference of PMIs                                                       93,080,911.00                135,495,997.00
any amounts owing by the Issuer under the Purchase Agreement                                       --                            --
Transfer to Issuer General Account (after Series Note Termination Date)                            --                            --



ENDING BALANCE                                                                        $            --           $                --
------------------------------------------------------------------------------------------------------------------------------------

ISSUER GENERAL ACCOUNT

BEGINNING BALANCE                                             $            --
------------------------------------------------------------------------------------------------------------------------------------
INFLOWS
Transfer from Gain on Sale Account                                         --
Transfer from Series Preferred Member Distribution A/C                                  23,276,578.11                  16,243,897.79
Transfer from Series Preferred Member Distribution A/C                                             --                             --
Series Available Excess Collections Amount                                                                                        --

OUTFLOWS
Transfer to Raven Funding                                       39,544,016.06

ENDING BALANCE                                                $            --
------------------------------------------------------------------------------------------------------------------------------------

   Liquidation Preference of PMIs                                                       72,587,142.00
any amounts owing by the Issuer under the Purchase Agreement                                       --
Transfer to Issuer General Account (after Series Note Termination Date)                            --



ENDING BALANCE                                                                        $            --
-----------------------------------------------------------------------------------------------------

ISSUER GENERAL ACCOUNT

BEGINNING BALANCE
-----------------------------------------------------------------------------------------------------
INFLOWS
Transfer from Gain on Sale Account
Transfer from Series Preferred Member Distribution A/C (prior to Note Term Date)            23,540.16
Transfer from Series Preferred Member Distribution A/C (after Note Term Date)                      --
Series Available Excess Collections Amount                                                         --

OUTFLOWS
Transfer to Raven Funding


ENDING BALANCE
-----------------------------------------------------------------------------------------------------

                          HUNT VALLEY LLC / SHAWAN LLC

                               Account Cash Flows

HUNT VALLEY LLC / SHAWAN LLC COLLECTION ACCOUNT                                      SERIES 1999-A       SERIES 2001-A
                                                                                     -------------       -------------
BEGINNING BALANCE                                                                   $           --      $           --
----------------------------------------------------------------------------------------------------------------------
INFLOWS
Collections for the Monthly Period
   Interest Collections                                                                 299,823.12          162,223.14
   Principal Collections                                                                        --                  --


OUTFLOWS
Collections allocated to each outstanding series by Invested Percentage
   Interest Collections                                                                 299,823.12           162,223.14
   Principal Collections                                                                        --                  --

ENDING BALANCE                                                $            --
----------------------------------------------------------------------------------------------------------------------

HUNT VALLEY LLC / SHAWAN LLC SERIES INTEREST COLLECTION SUBACCOUNT                  SERIES 1999-A        SERIES 2001-A
                                                                                    -------------        -------------
BEGINNING BALANCE                                                                   $          --       $           --
----------------------------------------------------------------------------------------------------------------------
INFLOWS
Series Invested % of Interest Collections                                              299,823.12           162,223.14

OUTFLOWS
Series Monthly Interest                                                                286,851.35           155,276.22
Dividend Amount                                                                         12,968.36             6,946.92
Increased Costs                                                                                --                   --
Remaining balance to Preferred Member Distribution Account                                   3.41                   --

ENDING BALANCE                                                                      $          --       $           --
----------------------------------------------------------------------------------------------------------------------

HUNT VALLEY LLC / SHAWAN LLC SERIES PRINCIPAL COLLECTION SUBACCOUNT                 SERIES 1999-A        SERIES 2001-A
                                                                                    -------------        -------------
BEGINNING BALANCE                                                                   $          --       $           --
----------------------------------------------------------------------------------------------------------------------
INFLOWS

Series Invested % of Principal Collections                                                     --                   --

OUTFLOWS
Monthly Principal Payment (lesser of):                                                         --                   --
   Amount on deposit in such account                                                           --                   --
   Series Invested Amount                                                          125,333,797.00        67,143,107.00
Remaining balance to Preferred Member Distribution Account                                     --                   --

ENDING BALANCE                                                                      $          --       $           --
----------------------------------------------------------------------------------------------------------------------

HUNT VALLEY LLC / SHAWAN LLC DISTRIBUTION ACCOUNT                                   SERIES 1999-A        SERIES 2001-A
                                                                                    -------------        -------------
BEGINNING BALANCE                                                                   $          --       $           --
----------------------------------------------------------------------------------------------------------------------
INFLOWS
Series Monthly Interest                                                                286,851.35           155,276.22
Increased Costs                                                                                --                   --
Monthly Principal Payment                                                                      --                   --

OUTFLOWS
Monthly Interest Payment                                                               286,851.35           155,276.22
Article 4 Costs                                                                                --                   --
other unpaid Program Costs                                                                     --                   --
Monthly Principal Payment                                                                      --                   --

ENDING BALANCE                                                                      $          --       $           --
----------------------------------------------------------------------------------------------------------------------


HUNT VALLEY LLC / SHAWAN LLC PREFERRED MEMBER DISTRIBUTION ACCOUNT                  SERIES 1999-A        SERIES 2001-A
                                                                                    -------------        -------------
BEGINNING BALANCE                                                                   $          --
----------------------------------------------------------------------------------------------------------------------
INFLOWS
Dividend Amount                                                                         12,968.36             6,946.92
Remaining balance from Interest Collection Subaccount                                        3.41                   --
Remaining balance from Principal Collection Subaccount                                         --                   --

OUTFLOWS
Dividend Amount to Preferred Member (other than Lockout Period)                          12,968.36             6,946.92
Additional Costs (Article VI of the Purchase Agreement)                                         --                   --
Transfer to Issuer General Account (prior to Series Note Termination Date)                    3.41                   --
lesser of: (after Series Note Termination Date)                                                 --                   --
   any remaining amounts on deposit in such account                                             --                   --
   Principal Payment Amount                                                                     --                   --
any amounts owing by the Issuer under the Purchase Agreement                                    --                   --
Transfer to Issuer General Account (after Series Note Termination Date)                         --                   --

ENDING BALANCE                                                                      $           --      $            --
----------------------------------------------------------------------------------------------------------------------

HUNT VALLEY LLC / SHAWAN LLC ISSUER GENERAL ACCOUNT                                 SERIES 1999-A       SERIES 2001-A
                                                                                    -------------       -------------
BEGINNING BALANCE                                                                   $          --
----------------------------------------------------------------------------------------------------------------------
INFLOWS
Transfer from Series Preferred Member Distribution A/C (prior to Note Term Date)             3.41                  --
Transfer from Series Preferred Member Distribution A/C (after Note Term Date)                  --                  --

OUTFLOWS
Transfer to Raven Funding                                                                    3.41                  --

ENDING BALANCE                                                                      $          --       $          --
----------------------------------------------------------------------------------------------------------------------

Total Cash back to Avis/PHH/Raven                                  56,897,301.75
Monthly Servicer Advance                                           10,454,285.25
                                                                   -------------
                                                                   46,443,016.50
Term Series Excess Collections                                                --
                                                                   -------------
Cash from Collections returned to Avis                             46,443,016.50


                                  PHH Vehicle Management Services LLC
                                  as Servicer


                                         By: /s/ Neil J. Cashen
                                            ------------------------------
                                              Name: Neil J. Cashen
                                              Title: Chief Financial Officer

SERIES 1999-2
Initial Invested Amount Class A-1 Notes : $ 550,000,000.00
Initial Invested Amount Class A-2 Notes : $ 450,000,000.00
CLASSES PAY SEQUENTIALLY UNLESS A TERMINATION EVENT HAS OCCURRED.

  Payment                                                           Series 1999-2       One-Month
   Date        Class A-1        Class A-2          PMIs         Principal Payment Amt.    LIBOR
  -------      ---------        ---------          ----         ----------------------    -----
  Nov-99    550,000,000.00   450,000,000.00    93,080,911.00                     --      5.41000%
  Dec-99    550,000,000.00   450,000,000.00    93,080,911.00                     --      5.40500%
  Jan-00    550,000,000.00   450,000,000.00    93,080,911.00                     --      6.48000%
  Feb-00    550,000,000.00   450,000,000.00    93,080,911.00                     --      5.79000%
  Mar-00    550,000,000.00   450,000,000.00    93,080,911.00                     --      5.90000%
  Apr-00    550,000,000.00   450,000,000.00    93,080,911.00                     --      5.94000%
  May-00    550,000,000.00   450,000,000.00    93,080,911.00                     --      6.13000%
  Jun-00    550,000,000.00   450,000,000.00    93,080,911.00                     --      6.43000%
  Jul-00    550,000,000.00   450,000,000.00    93,080,911.00                     --      6.62250%
  Aug-00    550,000,000.00   450,000,000.00    93,080,911.00                     --      6.63000%
  Sep-00    550,000,000.00   450,000,000.00    93,080,911.00                     --      6.62000%
  Oct-00    550,000,000.00   450,000,000.00    93,080,911.00                     --      6.62000%
  Nov-00    550,000,000.00   450,000,000.00    93,080,911.00                     --      6.62000%
  Dec-00    550,000,000.00   450,000,000.00    93,080,911.00                     --      6.62000%
  Jan-01    550,000,000.00   450,000,000.00    93,080,911.00                     --      6.77000%
  Feb-01    550,000,000.00   450,000,000.00    93,080,911.00                     --      6.05000%
  Mar-01    550,000,000.00   450,000,000.00    93,080,911.00                     --      5.57000%
  Apr-01    550,000,000.00   450,000,000.00    93,080,911.00                     --      5.28000%
  May-01    550,000,000.00   450,000,000.00    93,080,911.00          34,361,297.42      5.05250%
  Jun-01    515,638,702.58   450,000,000.00    93,080,911.00          34,737,199.13      4.38250%

  Payment   Class A-1   Class A-2    No. of      Class A-1          Class A-2         Series 1999-2
   Date     Note Rate   Note Rate     Days    Monthly Interest   Monthly Interest    Monthly Interest
  -------   ---------   ---------    ------   ----------------   ----------------    ----------------
  Nov-99     5.73000%    5.76000%      11       $ 962,958.33        $ 792,000.00     $ 1,754,958.33
  Dec-99     5.72500%    5.75500%      29       2,536,493.06        2,086,187.50       4,622,680.56
  Jan-00     6.80000%    6.83000%      31       3,220,555.56        2,646,625.00       5,867,180.56
  Feb-00     6.11000%    6.14000%      31       2,893,763.89        2,379,250.00       5,273,013.89
  Mar-00     6.22000%    6.25000%      29       2,755,805.56        2,265,625.00       5,021,430.56
  Apr-00     6.26000%    6.29000%      31       2,964,805.56        2,437,375.00       5,402,180.56
  May-00     6.45000%    6.48000%      31       3,054,791.67        2,511,000.00       5,565,791.67
  Jun-00     6.75000%    6.78000%      30       3,093,750.00        2,542,500.00       5,636,250.00
  Jul-00     6.94250%    6.97250%      30       3,181,979.17        2,614,687.50       5,796,666.67
  Aug-00     6.95000%    6.98000%      31       3,291,597.22        2,704,750.00       5,996,347.22
  Sep-00     6.94000%    6.97000%      31       3,286,861.11        2,700,875.00       5,987,736.11
  Oct-00     6.94000%    6.97000%      32       3,392,888.89        2,788,000.00       6,180,888.89
  Nov-00     6.94000%    6.97000%      28       2,968,777.78        2,439,500.00       5,408,277.78
  Dec-00     6.94000%    6.97000%      30       3,180,833.33        2,613,750.00       5,794,583.33
  Jan-01     7.09000%    7.12000%      32       3,466,222.22        2,848,000.00       6,314,222.22
  Feb-01     6.37000%    6.40000%      30       2,919,583.33        2,400,000.00       5,319,583.33
  Mar-01     5.89000%    5.92000%      28       2,519,611.11        2,072,000.00       4,591,611.11
  Apr-01     5.60000%    5.63000%      33       2,823,333.33        2,322,375.00       5,145,708.33
  May-01     5.37250%    5.40250%      28       2,298,236.11        1,890,875.00       4,189,111.11
  Jun-01     4.70250%    4.73250%      31       2,088,014.47        1,833,843.75       3,921,858.22

                                Rolling Averages

            Determination Date :                     7-Sep-01  8-Oct-01  7-Nov-01  7-Dec-01  7-Jan-02  7-Feb-02  7-Mar-02  9-Apr-02
            --------------------                     --------  --------  --------  --------  --------  --------  --------  --------
Liquid Credit Enhancement Deficiency
Allocated Asset Amount Deficiency

Twelve Month Average Charge Off Ratio                   0.00%     0.00%     0.04%    0.04%     0.04%     0.04%     0.04%     0.04%
Three Month Average Charge Off Ratio                    0.00%     0.00%     0.14%    0.14%     0.14%     0.00%     0.00%     0.01%
     Charge Off Ratio for Monthly Period                0.00%     0.00%     0.43%    0.00%     0.00%     0.00%     0.00%     0.04%

Twelve Month Average Residual Value Loss Ratio          8.56%     8.42%     7.61%    7.52%     7.50%     6.64%     5.63%     5.45%
Three Month Average Residual Value Loss Ratio          10.15%     9.57%     6.97%    5.51%     4.22%     3.39%     1.05%     0.00%
     Residual Value Loss Ratio for Monthly Period      11.40%     7.04%     2.47%    7.04%     3.15%     0.00%     0.00%     0.00%

Twelve Month Average Paid-In Advance Ratio              0.00%     0.00%     0.00%    0.00%     0.00%     0.00%     0.00%     0.00%
Three Month Average Paid-In Advance Ratio               0.00%     0.00%     0.00%    0.00%     0.00%     0.00%     0.00%     0.00%
     Paid-In Advance Loss Ratio for Monthly Period      0.00%     0.00%     0.00%    0.00%     0.00%     0.00%     0.00%     0.00%

Three Month Average Delinquency Ratio > 6.0%            2.99%     2.47%     2.26%    1.94%     1.69%     1.82%     1.76%     1.41%
     Delinquency Ratio for Monthly Period               2.55%     2.64%     1.61%    1.58%     1.89%     2.00%     1.38%     0.83%


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